FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                   INSTITUTIONAL U.S. MICRO-CAP ANNUAL REPORT | OCTOBER 31, 2001







                                              [FREMONT LOGO]
                                                     FREMONT INVESTMENT ADVISORS

[PHOTO OF NANCY TENGLER]

A MESSAGE FROM NANCY TENGLER,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.

Dear Fremont Fund Shareholders,

Immediately after the terrorist attacks of September 11, we began extensive research on stock market performance over six-month, one-year, and three-year periods following similar (though certainly not comparable) crises including:
Iraq's invasion of Kuwait; the Nixon resignation; the Kennedy assassination; the Cuban Missile Crisis; and several other political/economic catastrophes. Surprisingly, the stock market was higher over all three time periods following most of these crises. Why? In our opinion, it is because fear led investors to expect the worst and panic selling resulted in market bottoms. In the week the stock market reopened following the terrorist attacks, the S&P 500 declined 11.6% closing at 965.80. As of October 31, the close of our 2001 fiscal year, the S&P stood at 1,059.78, a 9.7% advance since September 21, 2001.

At issue today is whether this is a bear market rally or the beginning of the next bull market. We can't be sure. The negatives are obvious. The economy has dipped into recession, consumer confidence has declined significantly, corporate earnings remain weak, and perhaps most importantly, there is the possibility of additional terrorist activity in the U.S. or at U.S. facilities overseas. The positives are also apparent. The Federal Reserve and federal government are using all their considerable powers to support the economy. The Fed injected a massive dose of liquidity into the financial system and has cut short-term interest rates 11 times in 2001 (four times following the attacks) by a total of 4.25%. As I write, the Fed Funds Rate stands at 1.75%, the lowest it's been since 1961 and a substantial fiscal stimulus package is working its way through Congress.

All our fund portfolio managers believe the economy will start to recover at some point in 2002 and that the stock market will begin anticipating this recovery in advance of the turn. However, as you will see by reading this annual report, we don't all agree on the timing or the strength of the economic recovery and its impact on the financial markets going forward. We view these differences of opinion as a healthy reflection of the diversification of our fund offerings.

Fremont Funds shareholders have sufficient investment alternatives with Fremont to build a portfolio that reflects their own outlook for the economy and the financial markets and their own tolerance for risk. Conservative investors may favor our money market and intermediate bond funds. More aggressive investors can choose from a range of domestic and international, growth and value-oriented equities funds. Our Global Fund offers a balanced approach. Most importantly, all of our funds are managed by experienced professionals with excellent long term-track records, who are dedicated to achieving superior performance relative to their index and peer group benchmarks.

Sincerely,

/s/ Nancy Tengler
Nancy Tengler, President
Fremont Funds

TABLE OF CONTENTS
----------------------------------------------------------------
Fund Profile and Letter to Shareholders                        2
Report of Independent Accountants                              4
Schedule of Investments in Securities and Net Assets           5

FINANCIAL STATEMENTS
Statement of Assets and Liabilities                            7
Statement of Operations                                        8
Statement of Changes in Net Assets                             9

FINANCIAL HIGHLIGHTS                                          10

NOTES TO FINANCIAL STATEMENTS                                 11

TAX DESIGNATION                                               13

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------
Portfolio Manager
Robert E. Kern, Jr.
Kern Capital Management LLC

[PHOTO OF ROBERT E. KERN, JR.]

Robert E. Kern, Jr.

TO OUR SHAREHOLDERS,
For the six and twelve-month periods ended October 31, 2001, the Fremont Institutional U.S. Micro-Cap Fund declined 1.59% and 18.13% compared to the Russell 2000's 11.13% and 12.70% losses. Over the same time periods, the Russell 2000 Growth Index declined 17.14% and 31.51%, while the Russell 2000 Value Index declined 5.12% and gained 8.75%.

     Over the last three years, we have seen a dramatic reversal in the fortunes of small company growth and value stocks. From fourth quarter 1998 through first quarter 2000, the Russell 2000 Growth Index gained 93.4% compared to the Russell 2000 Value's 11.6% advance. The Fremont Institutional U.S. Micro-Cap Fund returned 342.5% over this time period. Then, the worm turned. From second quarter 2000 through third quarter 2001, the Russell 2000 Growth Index declined 48.9%, while the Russell 2000 Value Index gained 15.5%. The Fund declined 35.1% during this period. Over the three-year cycle encompassed by these periods, the Fund's total return of 187.0% significantly outperformed both these indices and ranked in the second percentile of the Lipper Analytical Services' small cap growth fund universe which is composed of 252 funds.

     Interestingly, there have been two significant market rallies this year--in the second quarter and in October, the closing month of our 2001 fiscal year. Both advances were led by growth stocks, particularly technology, and the Fund outperformed the Russell 2000 and Russell 2000 Growth indices during these rallies. We are certainly encouraged by the Fund's strong performance in October (up 12.48% compared to the Russell 2000 Growth Index's 9.62% gain and the Russell 2000 Value's 2.61% advance). Does this mean small company growth investing is back in vogue? I am much more comfortable picking stocks than speculating on whether growth or value will outperform in the year ahead. I will say that we are finding some good long-term investment opportunities among innovative micro-cap growth companies.

     The Fund had positive returns from the consumer sector this year. These gains were not enough to compensate for losses in service companies, and the technology and healthcare sectors. I think it's worth noting that stocks from four of the innovative sectors we focus on made it on to our top ten performance list for the year. Even in challenging markets, we have been able to find winners in almost all our portfolio categories. However, it has been extremely difficult maintaining a high stock picking batting average during a period in which the economy and stock market have thrown us so many curves.

     The portfolio's posture has remained stable, with a few exceptions. We increased our technology sector allocation from 26% of assets at the beginning of the fiscal year to 40% at its close. Throughout fiscal 2001, we continued to concentrate assets in those companies in which we have the greatest degree of fundamental confidence and believe will perform exceptionally well when the market recovers. As evidenced by the Fund's strong performance coming off market bottoms, this strategy has worked consistently for us in the past. We expect it will enhance returns when the market rights itself.

     We are stock pickers not market forecasters; however, our shareholders always seem interested in our opinions on the market. We are happy to oblige with the caveat that these are opinions, not predictions. Despite the negative near-term outlook for economic growth, we believe this is a period that will provide investors with attractive long-term investment opportunities. The Federal Reserve has pumped liquidity into the financial system and cut interest rates 10 times for a total of four percentage points. Cash reserves in money market


[SIDENOTE]

FUND PROFILE
THE U.S. MICRO-CAP STOCK MARKET IS A BREEDING GROUND FOR
ENTREPRENEURIALLY-MANAGED COMPANIES WITH EXCEPTIONAL GROWTH PROSPECTS. WITH MINIMAL WALL STREET RESEARCH COVERAGE AND LOW INSTITUTIONAL OWNERSHIP, MICRO-CAP STOCKS REPRESENT THE LEAST EFFICIENT SECTOR OF THE DOMESTIC EQUITIES MARKET. THIS INEFFICIENCY CREATES ATTRACTIVE INVESTMENT OPPORTUNITIES FOR THE RESEARCH-DRIVEN STOCK PICKERS MANAGING THE FREMONT U.S. MICRO-CAP FUND.

     SINCE THE INVESTMENT POTENTIAL OF MICRO-CAP STOCKS IS LARGELY DETERMINED BY THE BUSINESS PROSPECTS FOR INDIVIDUAL COMPANIES RATHER THAN MACRO-ECONOMIC TRENDS, THE FUND'S FOCUS IS ON BOTTOM-UP STOCK SELECTION. FUND MANAGEMENT ANALYZES FINANCIAL STATEMENTS, THE COMPANY'S COMPETITIVE POSITION, AND MEETS WITH KEY CORPORATE DECISION MAKERS TO DISCUSS THEIR STRATEGIES FOR FUTURE GROWTH.

     ROBERT E. KERN, JR. IS NATIONALLY RECOGNIZED AS A PIONEER AND LEADING PRACTITIONER OF MICRO-CAP RESEARCH AND PORTFOLIO MANAGEMENT.

funds have been increasing, and short positions, which represent potential future buying, have risen to record levels. Although these developments are positives in assessing the outlook for the stock market, the events of September 11 have added another dimension of uncertainty regarding how long it will take for the economy to recover and investor confidence to return. Stocks enjoyed a great October. However, investors will be confronted with a quarter or two more of poor corporate earnings. Also ongoing concern over terrorism will likely make investors somewhat jittery. So, we expect the market to remain volatile until we see more solid evidence the economy has stabilized and corporate earnings have bottomed out.

     The Fund enjoyed cash in-flows this year while many other small company growth funds were suffering sizable redemptions. We believe cash in-flows contribute to our ability to deliver superior investment returns. We are also quite gratified that by creating a Fund with higher minimums and lower fees we have enhanced the stability of the Fund's asset base.



Sincerely,

/s/ Robert E. Kern, Jr.

Robert E. Kern, Jr.
Portfolio Manager

                                                  FREMONT INSTITUTIONAL
                                                  U.S. MICRO-CAP FUND SECTOR
                                                  DIVERSIFICATION AS OF 10/31/01

[PIE CHART]

Cash                                 (22.7%)
Other                                 (3.7%)
Consumer Non-Durables                 (3.1%)
Retail                                (3.3%)
Consumer Services                     (4.6%)
Technology (Equipment)               (19.3%)
Business Equipment & Services         (6.4%)
Technology (Software)                 (8.8%)
Health Care                          (16.4%)
Technology (Components)              (11.7%)

[BAR CHART]

ANNUAL RETURNS
11/01/88 - 10/31/89          +25.28%
11/01/89 - 10/31/90          -10.25%
11/01/90 - 10/31/91          +84.70%
11/01/91 - 10/31/92           -0.65%
11/01/92 - 10/31/93          +42.08%
11/01/93 - 10/31/94          -10.62%
11/01/94 - 10/31/95          +29.21%
11/01/95 - 10/31/96          +41.99%
11/01/96 - 10/31/97          +34.19%
11/01/97 - 10/31/98          -21.03%
11/01/98 - 10/31/99         +118.10%
11/01/99 - 10/31/00          +60.36%
11/01/00 - 10/31/01          -18.13%

TOP TEN HOLDINGS
Riverstone Networks, Inc.           3.7%
Gene Logic, Inc.                    2.8%
Powell Industries, Inc.             2.8%
Endocare, Inc.                      2.5%
ATMI, Inc.                          2.5%
ArthroCare Corp.                    2.4%
Anaren Microwave, Inc.              2.3%
Cash America International, Inc.    2.0%
BEI Technologies, Inc.              1.9%
Zygo Corp.                          1.9%
                           TOTAL   24.8%

AVERAGE ANNUAL RETURNS
FOR PERIODS ENDED 10/31/01

1 YEAR      5 YEARS    10 YEARS
--------------------------------
-18.13%      24.86%       21.52%


[MOUNTAIN CHART]

GROWTH OF $10,000(1)

                 FREMONT U.S. INSTITUTIONAL
                 MICRO-CAP FUND                                    RUSSELL 2000 INDEX
                 --------------                                    ------------------
     31-OCT-88        -2.38%     $10,000                    -1.11%     $10,000
     31-DEC-88         9.40%     $10,203         15.703%     3.92%     $10,046     24.911%
     31-DEC-89        -0.03%     $12,610         23.598%     0.40%     $11,678     16.248%
     31-DEC-90         5.79%     $12,576         -0.273%     3.93%      $9,399    -19.513%
     31-DEC-91        11.84%     $22,311         77.409%     8.00%     $13,728     46.052%
     31-DEC-92         3.77%     $23,601          5.784%     3.48%     $16,256     18.414%
     31-DEC-93        -1.04%     $28,270         19.783%     3.42%     $19,329     18.906%
     31-DEC-94        -3.55%     $23,443        -17.073%     2.68%     $18,978     -1.817%
     31-DEC-95         4.49%     $36,156         54.226%     2.64%     $24,376     28.445%
     31-DEC-96         6.50%     $55,061         52.289%     2.61%     $28,393     16.478%
     31-DEC-97        -1.76%     $62,523         13.552%     1.75%     $34,743     22.365%
     31-DEC-98        13.12%     $65,978                     6.19%     $33,858
     31-DEC-99        22.68%    $158,520                    11.32%     $41,056
     31-DEC-00         1.20%    $151,029                     8.59%     $39,812
     31-JAN-01        11.83%    $168,896                     5.21%     $41,886
     28-FEB-01       -15.37%    $142,938                    -6.56%     $39,139
     31-MAR-01        -7.55%    $132,150                    -4.89%     $37,225
     30-APR-01        12.16%    $148,220                     7.82%     $40,136
     31-MAY-01         6.22%    $157,434                     2.46%     $41,123
     30-JUN-01         5.00%    $165,300                     3.45%     $42,542
     31-JUL-01        -3.33%    $159,794                    -5.41%     $40,240
     31-AUG-01        -4.57%    $152,490                    -3.23%     $38,941
     30-SEP-01       -14.96%    $129,678                   -13.46%     $33,699
     31-OCT-01        12.48%    $145,860                     5.85%     $35,671

(1) Assumes initial investment of $10,000 on November 1, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Performance for the Fremont Institutional U.S. Micro-Cap Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose assets were transferred into the Fremont Institutional U.S. Micro-Cap Fund on 8/6/97, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses than that of the Fremont Institutional U.S. Micro-Cap Fund and was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed on registered mutual funds. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. The returns shown were achieved during a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be achieved consistently. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products.The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities and net assets, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fremont Institutional U.S. Micro-Cap Fund (one of the funds constituting Fremont Mutual Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 14, 2001

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                          October 31, 2001

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                VALUE (000S)
      SHARES  SECURITY DESCRIPTION                                (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS  77.3%
BUSINESS EQUIPMENT & SERVICES  6.4%

        80,000  BHA Group Holdings, Inc. (Class A)              $    1,140
       114,800  Bright Horizons Family Solutions, Inc.*              2,917
        68,600  Corporate Executive Board Co.*                       2,097
       172,900  CoStar Group, Inc.*                                  3,206
        35,700  Infocrossing, Inc.*                                    178
       321,200  Kroll, Inc.*                                         5,139
       234,200  Tele Tech Holdings, Inc.*                            1,892
       104,800  Tier Technologies, Inc. (Class B)*                   1,677
                                                                    ------
                                                                    18,246
                                                                    ------

CAPITAL GOODS  1.9%

       101,350  Aaon, Inc.*                                          1,713
        69,400  IMPCO Technologies, Inc.*                            1,155
        65,500  Oshkosh Truck Corp.                                  2,509
                                                                    ------
                                                                     5,377
                                                                    ------

CONSUMER NON-DURABLES  3.1%

        98,600  Gaiam, Inc.*                                         1,602
        99,100  Galaxy Nutritional Foods, Inc.*                        591
        57,500  Hain Celestial Group, Inc.*                          1,134
       224,900  JAKKS Pacific, Inc.*                                 4,239
       173,900  Monterey Pasta Co.*                                  1,273
                                                                    ------
                                                                     8,839
                                                                    ------

CONSUMER SERVICES  4.6%

       712,200  Cash America International, Inc.                     5,698
       235,700  Championship Auto Racing Teams, Inc.*                3,017
       335,300  HomeStore.com, Inc.*                                 1,723
       533,300  LoJack Corp.*                                        2,853
                                                                    ------
                                                                    13,291
                                                                    ------

HEALTH CARE  16.4%

        60,000  American Healthcorp, Inc.*                           2,435
       346,000  ArthroCare Corp.*                                    6,833
        44,800  Biosite, Inc.*                                         699
       639,900  eBenX, Inc.*                                         2,208
       282,700  Eclipsys Corp.*                                      3,531
       327,200  Endocare, Inc.*                                      7,264
        71,400  Exact Sciences Corp.*                                  578
       272,700  First Consulting Group, Inc.*                        3,259
       275,900  Fusion Medical Technologies, Inc.*                   1,379
       603,500  Gene Logic, Inc.*                                    8,087
       437,700  Harvard Bioscience, Inc.*                            4,714
       137,500  Natus Medical, Inc.*                                   685
       267,400  NeoPharm, Inc.*                                      4,220
       169,000  Quidel Corp.*                                        1,185
                                                                    ------
                                                                    47,077
                                                                    ------

RAW MATERIALS  0.2%

       101,900  Northern Technologies International Corp.              459
                                                                    ------
                                                                       459
                                                                    ------

RETAIL  3.3%

       146,900  Buca, Inc.*                                     $    1,995
        93,600  dELiA*s Corp. (Class A)*                               579
        78,100  Electronics Boutique Holdings Corp.*                 2,425
       171,800  Good Guys, Inc.*                                       460
       137,200  O'Charleys, Inc.*                                    2,194
       196,700  Trans World Entertainment Corp.*                     1,640
                                                                    ------
                                                                     9,293
                                                                    ------

TECHNOLOGY (COMPONENTS)  11.7%

       118,400  Advanced Technical Products, Inc.*                   3,243
       424,800  Anaren Microwave, Inc.*                              6,495
       169,100  APA Optics, Inc.*                                      524
       331,600  California Micro Devices Corp.*                      1,429
       113,600  hi/fn, Inc.*                                         1,632
       164,300  Identix, Inc.*                                       1,140
       183,400  II-VI, Inc.*                                         2,799
       152,156  Internagnetics General Corp.*                        4,387
       237,900  IXYS Corp.*                                          1,689
       602,800  LightPatch Technologies, Inc. (Class A)*             1,658
        40,500  Opticnet, Inc.(b) *                                      3
       234,700  Pemstar, Inc.*                                       2,934
       307,500  SafeNet, Inc.*                                       3,072
       101,900  Sage, Inc.*                                          2,598
                                                                    ------
                                                                    33,603
                                                                    ------

TECHNOLOGY (EQUIPMENT)  19.3%

       238,700  Adept Technology, Inc.*                                816
       210,100  ASMI International, NV*                              3,343
       368,000  ATMI, Inc.*                                          7,014
       154,100  August Technology Corp.*                             1,432
       343,800  BEI Technologies, Inc.                               5,535
       180,500  COMARCO, Inc.*                                       2,292
       302,200  Micro Component Technology, Inc.*                      580
       189,700  Netopia, Inc.*                                         759
       375,900  Powell Industries, Inc.*                             7,965
       387,700  Rimage Corp.*                                        2,679
       363,000  RIT Technologies Ltd.*                                 820
       841,400  Riverstone Networks, Inc.*                          10,703
       256,300  Trikon Technologies, Inc.*                           2,181
       224,800  Visionics Corp.*                                     3,565
       389,600  Zygo Corp.*                                          5,513
                                                                    ------
                                                                    55,197
                                                                    ------

TECHNOLOGY (SOFTWARE)  8.8%

       343,800  Centra Software, Inc.*                               1,812
       120,000  MDSI Mobile Data Solutions, Inc.*                      419
       304,900  Midway Games, Inc.*                                  4,855
       343,900  Novadigm, Inc.*                                      3,429
       203,000  PC-Tel, Inc.*                                        1,547
       174,500  PLATO Learning, Inc.*                                2,478
       185,000  Primus Knowledge Solutions, Inc.*                      216
       185,600  Princeton Video Image, Inc.*                           468
       386,300  PumaTech, Inc.*                                      1,024
       166,300  Saba Software, Inc.*                                   467
       375,800  Take-Two Interactive Software, Inc.*                 5,235
       133,900  Websense, Inc.*                                      3,254
                                                                    ------
                                                                    25,204
                                                                    ------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SHARES/                                                     VALUE (000S)
FACE AMOUNT   SECURITY DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------
UTILITIES  1.6%
       546,500  Cadiz, Inc.*                                    $    4,700
                                                                ----------
                                                                     4,700
                                                                ----------

TOTAL COMMON STOCKS (COST $249,376)                                221,286
                                                                ----------

SHORT-TERM INVESTMENTS  23.4%

$ 10,000,000  Solvay Finance,
               CP, 2.700%^, 11/1/2001(a)                            10,000
  57,190,745  Repurchase Agreement, State
               Street Bank, 2.050%,
               11/01/2001 (Maturity
               Value $57,194) (Cost $57,191)
               Collateral: FHLB, 5.000%,
               02/28/03; FFCB, 3.125%,
               10/01/03 (Collateral Value $58,343)                  57,191
                                                                ----------

TOTAL SHORT-TERM INVESTMENTS (COST $67,191)                         67,191
                                                                ----------

TOTAL INVESTMENTS (COST $316,567), 100.7%                          288,477
                                                                ----------

OTHER ASSETS AND LIABILITIES, NET, (0.7)%                          (2,069)
                                                                ----------

NET ASSETS, 100.0%                                                $286,408
                                                                ==========

  * Non-income producing security.

(a)  Institutional Investor Security.

(b)  Board valued security.

  ^  Yield to Maturity.


PORTFOLIO ABBREVIATIONS

CP        Commercial Paper
FFCB      Federal Farm Credit Bank
FHLB      Federal Home Loan Bank

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)

ASSETS:
      Investments in securities at cost                          $259,376
      Repurchase agreements at cost                                57,191
                                                                 --------
           TOTAL INVESTMENTS AT COST                             $316,567
                                                                 ========

      Investments in securities at value                         $231,286
      Repurchase agreements at value                               57,191
      Dividends and interest receivable                                 3
      Receivable for securities sold                                  674
      Receivable from sale of fund shares                           2,255
      Receivable from management                                       42
      Prepaid expenses                                                 17
      Other assets                                                      4
                                                                 --------
           TOTAL ASSETS                                           291,472
                                                                 --------

LIABILITIES:

      Payable for securities purchased                              4,137
      Payable for fund shares redeemed                                580
      Accrued expenses:                                                --

           Investment advisory                                        262
           Other                                                       85
                                                                 --------
           TOTAL LIABILITIES                                        5,064
                                                                 --------
NET ASSETS                                                       $286,408
                                                                 ========
Net assets consist of:
      Paid in capital                                            $323,053
      Unrealized depreciation on investments                      (28,090)
      Accumulated net realized loss                                (8,555)
                                                                 --------
NET ASSETS                                                       $286,408


SHARES OF CAPITAL STOCK OUTSTANDING                                22,063
                                                                 ========
NET ASSET VALUE PER SHARE                                        $  12.98
                                                                 ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           Year Ended October 31, 2001

STATEMENTS OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)

INVESTMENT INCOME:
      Interest                                                  $  2,874
      Dividends                                                       67
                                                                --------
           TOTAL INCOME                                            2,941
                                                                --------
EXPENSES:

      Investment advisory and administrative fees                  2,840
      Shareholder servicing fees                                     107
      Custody fees                                                    53
      Accounting fees                                                 44
      Audit and legal fees                                            32
      Directors' fees                                                  9
      Registration fees                                               82
      Reports to shareholders                                         51
      Other                                                           24
                                                                --------
           TOTAL EXPENSES BEFORE REDUCTIONS                        3,242
      Earned custody credits                                          (9)
      Expenses waived and/or reimbursed by Advisor                  (146)
                                                                --------
           TOTAL NET EXPENSES                                      3,087
                                                                --------
                NET INVESTMENT LOSS                                 (146)
                                                                --------
REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:
      Net realized loss from:
           Investments                                            (6,931)
      Net unrealized depreciation on:
           Investments                                           (40,763)
                                                                --------
           Net realized and unrealized loss from investments     (47,694)
                                                                --------
                NET DECREASE IN NET ASSETS RESULTING
                 FROM OPERATIONS                                $(47,840)
                                                                ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2001 AND 2000
(ALL NUMBERS IN THOUSANDS)
                                                                              2001            2000
                                                                            --------        ---------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
       Net investment income (loss)                                         $   (146)       $     670
       Net realized gain (loss) from investments                              (6,931)          65,700
       Net unrealized depreciation on investments                            (40,763)         (10,774)
                                                                            --------        ---------
           Net increase (decrease) in net assets from operations             (47,840)          55,596
                                                                            --------        ---------
   Distributions to shareholders from:
       Net investment income                                                      --             (650)
       Net realized gains                                                    (18,058)         (50,131)
                                                                            --------        ---------
           Total distributions to shareholders                               (18,058)         (50,781)
                                                                            --------        ---------
   From capital share transactions:
       Proceeds from shares sold                                             164,084          213,074
       Reinvested dividends                                                   17,138           44,890
       Payments for shares redeemed                                          (70,570)        (126,096)
                                                                            --------        ---------
           Net increase in net assets
             from capital share transactions                                 110,652          131,868
                                                                            --------        ---------
       Net increase in net assets                                             44,754          136,683
Net assets at beginning of period                                            241,654          104,971
                                                                            --------        ---------
NET ASSETS AT END OF PERIOD                                                 $286,408        $ 241,654
                                                                            ========        =========
Undistributed net investment income                                         $     --        $      20
                                                                            ========        =========
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                       12,127            9,462
   Reinvested dividends                                                        1,261            2,577
   Redeemed                                                                   (5,240)          (5,797)
                                                                            --------        ---------
       Net increase from capital share transactions                            8,148            6,242
                                                                            ========        =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED OCTOBER 31                   PERIOD FROM
                                                           --------------------------------------------------------08/04/97(1) TO
                                                               2001           2000           1999          1998        10/31/97
                                                               ----           ----           ----          ----        --------
SELECTED PER SHARE DATA
      FOR ONE SHARE OUTSTANDING DURING THE PERIOD
      NET ASSET VALUE, BEGINNING OF PERIOD                 $  17.37       $  13.68       $   7.52       $  9.78       $ 10.00
                                                           --------       --------       --------       -------       -------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment income (loss)                        (.01)           .06           (.04)         (.04)         --
           Net realized and unrealized gain (loss)            (3.08)          8.19           8.80         (1.98)          .09
                                                           --------       --------       --------       -------       -------
                Total investment operations                   (3.09)          8.25           8.76         (2.02)          .09
                                                           --------       --------       --------       -------       -------
      LESS DISTRIBUTIONS
           From net investment income                          --             (.06)          --            --            --
           From net realized gains                            (1.30)         (4.50)         (2.60)         (.24)         (.31)
                                                           --------       --------       --------       -------       -------
                Total distributions                           (1.30)         (4.56)         (2.60)         (.24)         (.31)
                                                           --------       --------       --------       -------       -------
      NET ASSET VALUE, END OF PERIOD                       $  12.98       $  17.37       $  13.68       $  7.52       $  9.78
                                                           ========       ========       ========       =======       =======
TOTAL RETURN(2)                                              (18.13)%        60.36%        118.10%       (21.03)%         .90%
      Net assets, end of period (000s omitted)             $286,408       $241,654       $104,971       $37,347       $40,545
      Ratio of net expenses to average net assets(3)           1.25%          1.25%          1.25%         1.25%         1.25%*
      Ratio of gross expenses to average net assets(3)         1.31%          1.24%          1.35%         1.38%         1.49%*
      Ratio of net investment income (loss)
       to average net assets                                  (0.06)%          .30%         (0.53)%       (0.44)%       (0.21)%*
      Portfolio turnover rate                                    85%           123%           155%          187%           28%

(1) Fund's date of inception.

(2) Total return would have been lower had the advisor not waived and/or reimbursed expenses.

(3) See note 2 of "Notes to Financial Statements."

* Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                Notes to Financial Statements - October 31, 2001
                   (All dollars in thousands except par value)

1.   SIGNIFICANT ACCOUNTING POLICIES

     Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in twelve series (the "Funds"), one of which, the Institutional U.S. Micro-Cap Fund (the "Fund"), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

     The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

     A. SECURITY VALUATION
     Investments are stated at value based on recorded closing prices on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value.

     B. SECURITY TRANSACTIONS
     Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
     Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to the Fund based upon the Fund's relative net assets or the nature of the services performed and their applicability to the Fund.

     D. INCOME TAXES
     No provision for federal income taxes is required since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

     Income and capital gain distributions are determined in accordance with income tax regulations which differ from accounting principles generally accepted in the United States of America and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

     Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment loss or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E. ACCOUNTING ESTIMATES
     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

     F. REPURCHASE AGREEMENTS
     The Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2001, all outstanding repurchase agreements held by the Fund had been entered into on that day.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     INVESTMENT ADVISOR

     The Fund has entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a management fee based on the average daily net assets of the Fund at an annual rate of 1.15%. The Advisor has agreed to limit the Fund's total operating expenses to 1.25% of average daily net assets through February 28, 2002. This limit will be increased to 1.35% starting on March 1, 2002. The Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Because of these substantial contingencies, the potential reimbursements are accounted for as contingent liabilities that are not recordable by the Fund until payment is probable. For the year ended October 31, 2001, the Advisor reimbursed the Fund $146. At October 31, 2001, the cumulative unrecouped reimbursements totaled $208 of which $62 can be recouped no later than October 31, 2002 and $146 can be recouped no later than October 31, 2004.

     The Fund has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such balances could have been employed by the Fund to produce income.

     OTHER RELATED PARTIES

     At October 31, 2001, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 23% of the Fund.

     Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales of securities for the year ended October 31, 2001, were as follows:

                                     PURCHASES             PROCEEDS
Long-term securities:                 $234,733             $153,297

4. PORTFOLIO CONCENTRATIONS

     Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

5. DISTRIBUTIONS TO SHAREHOLDERS

     As of October 31, 2001, the components of distributable earnings on a tax basis were as follows:

     Cost of investments for tax purposes                                 $ 318,457
                                                                          ---------
     Gross tax unrealized appreciation                                    $  29,892
     Gross tax unrealized depreciation                                      (59,872)
                                                                          ---------
           Net tax unrealized appreciation on investments                 $ (29,980)
                                                                          =========
           Capital loss carryforward, expires in 2009                     $  (6,664)


     The tax composition of dividends for the year was as follows:

                                                               TOTAL                     PER SHARE
                                                               -----                     ---------
     Long-term capital gains                                   $18,057                        $1.30

6. LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank. Under the terms of the LOC, the Fund's borrowings cannot exceed 20% of its net assets and the combined borrowings of all Funds cannot exceed $75 million. The Fund did not incur such borrowings during the year ended October 31, 2001. The interest rate paid on the Line of Credit equals

                           Tax Designation (Unaudited)

     State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Fund pays a commitment fee of 0.09% per annum of the unused balance of the Line of Credit.

     In accordance with the Internal Revenue Code, the Fremont Institutional U.S. Micro-Cap Fund is making the following designations:

     LONG-TERM CAPITAL GAIN DIVIDENDS:    $18,057,429

     Please refer to the 2001 1099s for purposes of filing tax returns.

FREMONT FUNDS
--------------------------
50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com